SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 26, 2002

                         DIASENSE, INC.
     (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-26504                  25-1605848
(State of other jurisdiction  (Commission File Number)   (IRS Employer
   of incorporation)                                    Identification No.)


    2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
    (Address of principal executive offices)       (Zip Code)



                         (412) 279-9740
       Registrant's telephone number, including area code

_________________________________________________________________
                 (Former name or former address,
                 if changes since last report.)




Item 1.   Change in Control of Registrant
              Not applicable.

Item 2.   Acquisition or Disposition f Assets
              Not applicable.

Item 3.   Bankruptcy or Receivership
              Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
              Not applicable.

Item 5.   Other Events.

          Paul W. Stagg accepted the position as a member of the Company's Board of Directors.

Item 6.   Resignation of Registrant's Directors

          On July 25, 2002 Fred E. Cooper and Anthony J. Feola resigned from the Company's Board of Directors.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements and Businesses Acquired
              - Not Applicable.

          (b) Pro Forma Financial Information - Not Applicable.

          (c) Exhibits - Not Applicable.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIASENSE, INC.


                                             By:  /s/Michael P. Thompson
                                                  Michael P. Thompson, CFO

DATED:  July 26, 2002